UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 December 22, 2017 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321
000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000
1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201 (410) 234-5000
001-31403	PEPCO HOLDINGS LLC	52-2297449
(a Delaware limited liability company) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000
001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events.
On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (the Act).  While management is still evaluating the impacts of the Act and timing for utility rate adjustments, adjusted non-GAAP operating earnings per share for Exelon Corporation (Exelon) is expected to increase by approximately $0.10 on a run-rate basis in 2019 relative to Exelon’s projections before the Act.  The Registrants are still quantifying the impacts of the Act on their results of operations and financial positions as of December 31, 2017 and the amount and timing of the cash impacts will depend on the period over which certain income tax benefits are provided to customers, which may vary from jurisdiction to jurisdiction.
Pursuant to the Act, Exelon, Exelon Generation Company, LLC (Generation), Commonwealth Edison Company (ComEd), PECO Energy Company (PECO), Baltimore Gas and Electric Company (BGE), Pepco Holdings LLC (PHI), Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE) (the Registrants) are required to remeasure their existing deferred income tax balances as of December 31, 2017 to reflect the decrease in the corporate income tax rate from 35 percent to 21 percent beginning January 1, 2018, which is expected to result in a material decrease to their net deferred income tax liability balances.  Generation will record a corresponding net decrease to income tax expense, while ComEd, PECO, BGE, PHI, Pepco, DPL, and ACE (the Utility Registrants) will record corresponding regulatory liabilities given that changes in income taxes are generally passed through in customer rates.  The one-time 2017 impacts of the Act will be excluded from Exelon’s 2017 adjusted non-GAAP operating earnings.
Beginning in 2018, Generation will incur lower income tax expense, which will decrease its projected effective income tax rate, even with the elimination of the domestic production activities deduction, and increase its net income.  Generation’s operating cash inflows are also expected to increase beginning in 2018 reflecting the lower income tax rates and full expensing of capital investments.  Generation’s projected effective income tax rate in 2018, 2019, and 2020 is expected to be approximately 22 percent.
Beginning in 2018, the Utility Registrants’ will incur lower income tax expense, which will generally decrease their projected effective income tax rates. The Act is expected to lead to lower customer rates over time due to lower income tax expense recoveries and the refund of deferred income tax regulatory liabilities, partially offset by the impacts of higher rate base. The Act is expected to lead to an incremental increase in rate base of approximately $1.6 billion by 2020 relative to our previous expectations across the Utility Registrants.  The increased rate base will be funded consistent with each utility jurisdiction, using a combination of debt and equity funding from Exelon with the increased cash flows at Generation exceeding the incremental equity needs at the Utility Registrants. The Act is generally expected to result in lower operating cash inflows for the Utility Registrants as a result of the elimination of bonus depreciation and lower customer rates.
Exelon Corporate expects that the interest on its debt will continue to be fully tax deductible albeit at a lower tax rate.
ComEd and BGE plan to make filings on January 5, 2018 with their state regulatory commissions to begin passing back income tax savings resulting from the Act to their customers. Copies of the ComEd and BGE press releases are attached to this report as Exhibits 99.1 and 99.2.  The other Utility Registrants also continue to work with their state regulatory commissions to determine the amount and timing of the income tax savings benefits for their customers.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	ComEd Press Release
99.2	BGE Press Release

* * * * *
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements made by  Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein as well as those discussed in (1) Exelon's 2016 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 24; (2) Exelon's Third Quarter 2017 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18 and (3) other factors discussed in filings with the Securities and Exchange Commission by the registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

COMMONWEALTH EDISON COMPANY

/s/ Joseph R. Trpik, Jr.
Joseph R. Trpik, Jr.
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer
Baltimore Gas and Electric Company

PEPCO HOLDINGS LLC

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer and Treasurer
Pepco Holdings LLC

POTOMAC ELECTRIC POWER COMPANY

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
January 5, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	ComEd Press Release
99.2	BGE Press Release